UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 9, 2019

PALO ALTO NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35594	20-2530195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Tannery Way

Santa Clara, California 95054

(Address of principal executive office, including zip code)

(408) 753-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	PANW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Notes

Pursuant to Instruction 2 to Item 5.02 of Form 8-K, Palo Alto Networks, Inc. (the “Company”) is filing this Amendment No. 1 on Form 8-K/A to amend the Company’s Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on April 15, 2019 (the “Original Filing”), to disclose the subsequent appointment of Rt Hon Sir John Key and Lorraine Twohill to committees of the Company’s board of directors (the “Board”). Sir John Key and Ms. Twohill’s initial appointments to the Board were disclosed in the Original Filing. At the time of the Original Filing, the Board had not determined to which committees, if any, Sir John Key and Ms. Twohill would be appointed. Except as stated herein, the Original Filing shall remain in effect. In addition, we are disclosing recent changes to the composition of the Company’s Board committees and lead independent director.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 22, 2019, the Board appointed Rt Hon Sir John Key to serve on the Audit Committee of the Board and as the Chair of the Compensation Committee of the Board and Lorraine Twohill to serve on the Compensation Committee of the Board and the Nominating and Corporate Governance Committee of the Board.

Item 8.01. Other Events.

On November 22, 2019, the Board approved changes to the composition of the Board’s standing committees as follows:

•	the Audit Committee of the Board consists of Mary Pat McCarthy (Chair), John M. Donovan, Rt Hon Sir John Key and James J. Goetz;

•	the Compensation Committee of the Board consists of Rt Hon Sir John Key (Chair), Carl Eschenbach, Lorraine Twohill and John M. Donovan; and

•	the Nominating and Corporate Governance Committee of the Board consist of John Donovan (Chair), Asheem Chandna, Lorraine Twohill and Daniel J. Warmenhoven.

Additionally, the Board appointed John M. Donovan as the Company’s Lead Independent Director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALO ALTO NETWORKS, INC.

By:	/s/ Kathleen Bonanno
Kathleen Bonanno
Chief Financial Officer

Date: November 25, 2019